As filed with the Securities and Exchange Commission on August 29, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                   Date of fiscal year end: December 31, 2005

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Paul Hottinguer                   Rodolphe E. Hottinger
CHAIRMAN                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
Eric R. Gabus+                    Rudolf Millisits
VICE CHAIRMAN (NON OFFICER)       SENIOR VICE PRESIDENT AND
Paul R. Brenner, Esq.             TREASURER
DIRECTOR                          Philippe R. Comby, CFA
Alexandre de Takacsy              VICE PRESIDENT
DIRECTOR                          Edward J. Veilleux
Claude Frey                       VICE PRESIDENT AND SECRETARY
DIRECTOR                          Leslie K. Klenk
Claude Mosseri-Marlio*            ASSISTANT SECRETARY
DIRECTOR                          Frederick Skillin
Didier Pineau-Valencienne*        ASSISTANT TREASURER
DIRECTOR                          Sara M. Morris
Stephen K. West, Esq.             ASSISTANT TREASURER
DIRECTOR                          Peter R. Guarino, Esq.
Samuel B. Witt, Esq.**            CHIEF COMPLIANCE OFFICER
DIRECTOR
Baron Hottinger
DIRECTOR EMERITUS
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

THE INVESTMENT ADVISOR

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion, Lugano and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

THE FUND
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund had a Morningstar overall rating of three stars as of June 30, 2005. Of course, past performance is no guarantee of future results. See the footnote on page 4 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS

GLOBAL MARKET OVERVIEW
    Monetary policy remained very accommodative across the globe during the period under review and much has been written about a global savings glut pushing down long term rates. Economies from the emerging markets are continuing to build foreign currency reserves. Their strong export growth is generating income that cannot be fully reinvested in their domestic economies. Because these countries' capital markets are not large enough at this stage of their development to be the recipient of so much liquidity, their money is being invested in government debt in Europe and the United States.

    As economic growth has cooled off since the beginning of the year, the build up of excess liquidity described above also found its way into merger and acquisitions financing. It has, in addition, facilitated the process of bringing companies to the market. Initial public offerings in Europe reached 10,778 billion euros in the second quarter, an increase of 19% over the same period the prior year. Mergers and acquisitions (especially in the food, telecommunications and banking sectors) have also been significant since the beginning of the year.

SWISS MARKET NEWS
    Switzerland has seen its share of consolidation and take-over attempts, especially in the small capitalization segment of the market. Examples of recent activity targeting Swiss companies were the Japanese Group Sumida making a bid for Saia-Burgess; CVC Capital Partners, an electronic components manufacturer, bidding for Forbo; and Hexagon, a floor covering producer, bidding for Leica Geosystems, a manufacturer of surveying and mapping equipment.

    Victory, an Austrian investment company, has acquired a majority voting stake in Unaxis, the Swiss semi-conductor and coating equipment company, and replaced almost the entire board of directors. As expected, the Swiss Takeover Commission ruled that Victory was not required to make a formal offer to minority shareholders.

    The Swiss exchange announced the new composition of the large capitalization companies index: Swiss Market Index (SMI) that will be active starting October 1, 2005. The two main changes are the entry of Nobel Biocare, which develops and produces dental implants, with a market capitalization of
6.7 billion Swiss francs and the exit of Unaxis. The total number of companies in the SMI remains at 27.

SWISS ECONOMIC NOTES
    The Swiss National Bank (SNB) has kept the target range for the three-month LIBOR rate unchanged at 0.25%-1.25% and intends to keep the rate in the middle of the target range at around 0.75% for the time being. The SNB still expects the economy to recover during the course of the year. However, it predicts a lower growth rate for the year in comparison with its last assessment in March (around 1% compared with 1.5%).

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (continued)

    Growth in the Swiss Gross Domestic Product (GDP) has declined from 2.1% in June 2004 to 0.8% in March 2005. The KOF (Konjunkturforschungstelle) economic barometer which indicates the development of year-to-year growth has been showing a more pronounced downward movement, which indicates that the slowdown in GDP growth is likely to persist throughout the next few months.

    The unemployment rate, on the other hand, seems to be improving. After reaching 4% in December 2004, it has declined to 3.6% in June 2005.

    Yields on longer-term bonds (10 years), after regaining from mid-February to the end of March, dropped until the beginning of June, reaching 1.955% by the end of that month.

    The increase in the Consumer Price Index was 0.7% over the prior year, a decrease from the March increase of 1.4%.

SWISS MARKET REVIEW AND FUND PERFORMANCE
    The Swiss market performed well during the first half of the year, with a return for the broad index, the Swiss Performance Index (SPI), of 12.23% in local currency. The appreciation of the U.S. dollar, however, reduced that return to -0.94% for the U.S. investor. The dispersion of year-to-date returns for the different industry groups was relatively low, with most sectors up between 11% to 15% in local currency. Chemicals and banks were the weakest sectors while basic materials and industrial cyclicals were the strongest.

    Small capitalization stocks (up 16.68% in local currency) outperformed mid capitalization stocks (up 11.1%) which, in turn, outperformed large capitalization stocks (up 10.6%). The Fund has a larger relative exposure to mid capitalization stocks than to small capitalization ones. So far the Fund's Management found more sustainable investment cases in the mid capitalization companies universe. It has been more difficult to find growth stories in the small capitalization area that are not too cyclical in nature. Management wants to avoid Fund exposure to the liquidity risk involved in trying to exit a position as fundamentals for a company are changing and the business risk of the company itself.

    Among large capitalization stocks, one of the best performers was Roche Holding AG, up 23% during the first half-year, which benefited from the outstanding performance of Genentech's cancer drug portfolio (Roche owns 56% of Genentech). ABB Ltd. was even stronger this year but it merely made up for the ground it lost last year after disappointing results in its power division last September and the lack of progress in its asbestos liability settlement. The luxury sector came back strongly at the beginning of June on upgrades by several analysts, the strength of the dollar, and strong Swiss watch export numbers for the U.S. and Asia. Compagnie Financiere Richemont AG was the strongest of the group. Zurich Financial Services AG (insurance) and Holcim Ltd. (cement) also performed above the market. The technology sector was strong as well

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (continued)

with Kudelski SA (conditional access systems) up 12% and Logitech International SA (computer input devices) up 18%.

    The Fund's performance of 10.17% in local currency lagged the SPI by 2.06%. The Fund has an overweight position in the utility sector. This industry is benefiting from continuous increase in electricity wholesale prices in Europe and from its access to cheap producing capacity (hydro-power). In addition, this is a very fragmented industry in Switzerland, be it at the production or distribution level and consolidation is high on the agenda as Switzerland is finally expected to move to a fully deregulated regime.

    The utility group was up 13.4% year-to-date but one of the investments of the Fund (Elektrizitaets-Gesellschaft Laufenburg AG) in that sector underperformed as regulatory environment changes reduced opportunity for trading profit.

    This, with the Fund's light exposure to the luxury goods sector, was the main reason why its performance lagged the Swiss market. At the beginning of the year Management was concerned about the health of global consumer demand, as economically sensitive stocks had a sharp correction and as bond yields made new lows on fears of a global slowdown. The Fund has increased its exposure to the luxury goods sector since then, as the market positions of Swiss companies in Asia continued to strengthen, and as the dollar stayed strong, helped by interest rate differentials and lower than expected public deficits.

    The Fund's cumulative performance continues to be superior to, and its near term performance competitive with, its Swiss peers and its benchmark. As of June 30, 2005, the Fund had a rating of three stars from Morningstar.*

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of June 30, 2005, there were 95 funds in the Fund's asset category rated by Morningstar.

CURRENCY
    In separate referendum, voters in France and Holland rejected the European Union (EU) constitution. Although we did not see any immediate material impact on the bond market, the euro has certainly been weaker against the U.S. dollar. Moreover, the Swiss franc and British pound have not really benefited from a potential slowdown in EU reform and the apparent loosening of the Maastrich criteria. Most likely, the economic situation in Euroland is influenced for now more by the fate of the U.S. consumer and Asian producers than by events in Europe.

    The recent strength of the U.S. dollar is mostly a positive factor for the return of Swiss stocks in local currency. Companies like Nestle AG and Swiss Reinsurance Company benefit as more than 50% of their sales are in U.S. dollars, a level that is higher than their U.S. dollar costs. In addition, they report financial results in Swiss francs.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (continued)

    Novartis AG and Roche Holding AG have between 35% and 40% of sales in U.S. currency, but their costs match those percentages more closely. In addition, Novartis AG reports its financial results in U.S. dollars. Among companies that could be penalized by the currency translation effect are Syngenta AG, and ABB Ltd. as they report financial results in U.S. currency and have a substantial percentage of sales outside the U.S.

----------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
----------------------------------------------------------------------------------------------------------------------
                                    YTD AS         TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,           CUMULATIVE
                                      OF    --------------------------------------------------------    PERFORMANCE
                                   06/30/05 2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-06/30/05
---------------------------------- -------- ----- ------ ------- ------- ------ ------ ------ ------ -----------------
SWISS HELVETIA FUND                 10.17%  7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%      107.83%
Swiss Performance Index (SPI)       12.23%  6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%       89.18%
Swiss Market Index (SMI)             9.83%  3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%       58.61%
Switzerland iShares/2/ (Formerly
 called Webs Switzerland)           10.54%  6.34% 19.14% -26.23% -23.12%  7.75% 12.22% 11.74% 47.79%       45.99%
CS Equity Swiss Blue Chips/3,7/     10.35%  2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%       62.02%
UBS (CH) Equity Fund/4,7/           11.10%  5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%       59.78%
Pictet (CH) -- Swiss Equities/5,7/  12.83%  7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%       64.75%
Saraswiss (Bank Sarasin)/6,7/       10.64%  2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%       51.93%

/1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON ON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24 AND 12/31/04 = 1.14, 06/30/05 = 1.28.
/3/ THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.
/4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7 /THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
LETTER TO STOCKHOLDERS (concluded)

         -------------------------------------------------------------
                                                         PERIOD ENDED
                                                         JUNE 30, 2005
         ----------------------------------------------- -------------
         PERFORMANCE IN SWISS FRANCS
         Swiss Performance Index (SPI)                      12.23%
         Swiss Helvetia Fund
          Based on Net Asset Value                          10.17%
         CHANGE IN U.S. DOLLAR VS. SWISS FRANC              12.66%
         SWISS HELVETIA FUND PERFORMANCE IN U.S. DOLLARS
         SWISS HELVETIA FUND PERFORMANCE
          Based on Net Asset Value                          -2.21%
          Based on Market Price                             -6.13%
         S & P 500 Index                                    -0.81%
         MSCI EAFE Index                                    -1.17%
         Lipper European Fund Index (10 Largest)             0.57%
         Lipper European Fund Universe Average              0.47 %

OUTLOOK / STRATEGY
    The markets should remain caught between price multiple compression (due to the end of the multi-year decline in interest rates) and the positive aspects of low opportunity cost for holding stocks (bond yields are still low for now). In the short-term, stock investors could benefit from a reacceleration of earnings and expectations of approaching the end of the Federal Reserve Bank's tightening of interest rates. In Switzerland, the retreat of the Swiss franc should initiate a round of earnings upgrades.

    The Fund's Management believes there are still opportunities for growth in the second tier of the market or increases in valuations and that the large capitalization segment will benefit from favorable valuations, defensive characteristics and the strength of the U.S. and Asian currencies.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 250,000 shares in 2005. During the six months ended June 30, 2005, there were no shares repurchased and retired by the Fund.

Sincerely,
/s/ Paul Hottinguer
Paul Hottinguer
CHAIRMAN

/s/ Rodolphe Hottinger
Rodolphe Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

June 30, 2005

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
REVIEW OF OPERATIONS (Unaudited)

Trading activity for the six months ended June 30, 2005 involved changes in the following positions:
--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------
Aare-Tessin AG Fur Elektrizitat
ABB Ltd.
Adecco SA
Berna Biotech AG
Centralschweizerische Kraftwerke
Compagnie Financiere Richemont AG, Class A
INFICON Holding AG
Kudelski SA
Leica Geosystems AG
Lonza Group AG
Precious Woods Holding AG
Swatch Group AG
Swiss Steel AG
Von Roll Holding AG
Zurich Financial Services AG
--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Credit Suisse Group
SIG Holding AG
--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
Ciba Specialty Chemicals AG
Geberit AG
Huber & Suhner AG
Kuoni Reisen Holding AG
Micronas Semiconductor Holding AG
--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Actelion Ltd.
BKW FMB Energie AG
Elektrizitaets-Gesellschaft Laufenburg AG
Holcim Ltd. -- Registered
Kaba Holdings AG
Kuehne & Nagel International AG
Nestle AG
Novartis AG
Phonak Holding AG
SGS Societe Generale de Surveillance Holding SA
Sika AG
St. Galler Kantonalbank
Sulzer AG
Temenos Group AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- 98.07%

        BANKS -- 14.85%

        428,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                   $ 16,888,143   4.30%
                A global operating financial group.
                (Cost $14,071,733)

         29,509 ST. GALLER KANTONALBANK
                REGISTERED SHARES                      7,416,984   1.89%
                A Swiss regional bank that offers
                retail, commercial, private and
                institutional banking. It also
                provides asset management and
                financial planning services.
                (Cost $6,721,793)

        435,000 UBS AG/2/
                REGISTERED SHARES                     33,955,195   8.66%
                Largest Swiss bank. It offers
                consumer, business and
                construction loans, mortgages,
                mutual funds, export and structured
                finance and securities brokerage
                services, advises on mergers and
                acquisitions, invests pension funds
                and sponsors credit cards.
                (Cost $7,578,949)
                                                    ------------  -----
                                                      58,260,322  14.85%
        BASIC RESOURCES -- 1.29%

         52,992 PRECIOUS WOODS HOLDING AG/1/
                BEARER SHARES                          4,661,774   1.19%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $5,141,056)

                                                                 Percent
       No. of                                                    of Net
       Shares                Security                  Value     Assets
       -----------------------------------------------------------------
       BASIC RESOURCES -- (CONTINUED)

        20,000 SWISS STEEL AG
               REGISTERED SHARES                    $    410,585  0.10%
               Manufactures industrial and
               construction steel.
               (Cost $486,621)
                                                    ------------  ----
                                                       5,072,359  1.29%
       BIOTECHNOLOGY -- 2.34%

        73,281 ACTELION LTD./1/
               REGISTERED SHARES                       7,613,536  1.94%
               Pharmaceutical company that
               develops and markets synthetic
               small-molecule drugs against
               diseases related to the endothelium.
               (Cost $4,675,382)

       155,736 BERNA BIOTECH AG/1/
               REGISTERED SHARES                       1,167,017  0.30%
               Develops and produces viral and
               bacterial vaccines for influenza,
               hepatitis, travel and general
               immunization.
               (Cost $1,164,007)

        12,273 CYTOS BIOTECHNOLOGY AG/1/
               REGISTERED SHARES                         378,412  0.10%
               Develops and produces
               biopharmaceuticals. Produces
               vaccines that immunize the patient
               against disease-related proteins.
               This instructs the immune system to
               produce antibodies to reverse or
               prevent disease progression.
               (Cost $439,327)
                                                    ------------  ----
                                                       9,158,965  2.34%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005
             (continued)

                                                                 Percent
       No. of                                                    of Net
       Shares                Security                  Value     Assets
       -----------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       CHEMICALS -- 6.53%

        50,000 LONZA GROUP AG
               REGISTERED SHARES                    $  2,769,105  0.71%
               The leading supplier of active
               chemical ingredients,
               intermediaries, and biotechnology
               solutions to the pharmaceutical and
               agrochemical industries.
               (Cost $3,131,916)

         4,424 SIKA AG
               BEARER SHARES                           2,760,899  0.70%
               Leading producer of construction
               chemicals.
               (Cost $1,003,898)

       194,931 SYNGENTA AG/2/
               REGISTERED SHARES                      20,069,783  5.12%
               Produces herbicides, insecticides
               and fungicides, and seeds for field
               crops, vegetables, and flowers.
               (Cost $12,135,720)
                                                    ------------  ----
                                                      25,599,787  6.53%
       CONSTRUCTION -- 1.23%

        79,143 HOLCIM LTD.
               REGISTERED SHARES                       4,818,636  1.23%
               Produces and markets various
               building materials, in addition to
               providing consulting and
               engineering services in all areas of
               the cement manufacturing process.
               (Cost $3,352,937)
                                                    ------------  ----
                                                       4,818,636  1.23%

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        CYCLICAL GOODS & SERVICES -- 4.85%

        315,000 COMPAGNIE FINANCIERE RICHEMONT
                AG, CLASS A/2/
                BEARER SHARES                       $ 10,597,533   2.70%
                Manufactures and retails luxury
                goods through subsidiaries.
                Produces jewelry, watches, leather
                goods, writing instruments, and
                mens' and womens' wear.
                (Cost $10,534,476)

         60,000 SWATCH GROUP AG
                BEARER SHARES                          8,430,255   2.15%
                Manufactures finished watches,
                movements and components.
                Produces components necessary to
                its eighteen watch brand companies.
                Also operates retail boutiques.
                (Cost $8,230,558)
                                                    ------------  -----
                                                      19,027,788   4.85%
        FOOD & BEVERAGES -- 14.39%

            300 LINDT & SPRUNGLI AG
                REGISTERED SHARES                      4,600,344   1.17%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,196,399)

        202,500 NESTLE AG/2/
                REGISTERED SHARES                     51,846,070  13.22%
                Largest food and beverage
                processing company in the world.
                (Cost $12,107,256)
                                                    ------------  -----
                                                      56,446,414  14.39%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005
             (continued)

                                                                   Percent
      No. of                                                       of Net
      Shares                  Security                   Value     Assets
     ---------------------------------------------------------------------
     COMMON STOCKS -- (CONTINUED)

     INDUSTRIAL GOODS & SERVICES -- 9.28%

     1,270,000 ABB LTD./1/
               REGISTERED SHARES                      $  8,327,219  2.12%
               The holding company for ABB Group
               which is one of the largest electrical
               engineering firms in the world.
               (Cost $8,628,955)

        60,000 ADECCO SA
               REGISTERED SHARES                         2,735,150  0.70%
               Leading personnel and temporary
               employment company.
               (Cost $3,260,846)

         2,055 BELIMO HOLDING AG
               REGISTERED SHARES                         1,187,027  0.30%
               World market leader in damper and
               volume control actuators for
               ventilation and air-conditioning
               equipment.
               (Cost $450,523)

        23,267 INFICON HOLDING AG/1/
               REGISTERED SHARES                         2,197,570  0.56%
               Manufactures and markets vacuum
               instruments used to monitor and
               control production processes.
               Company also manufactures on-site
               chemical detection and monitoring
               system.
               (Cost $2,225,240)

         2,409 KABA HOLDINGS AG
               BEARER SHARES                               658,145  0.17%
               Provides mechanical and electronic
               security systems.
               (Cost $433,442)

        34,418 KUEHNE & NAGEL INTERNATIONAL AG
               REGISTERED SHARES                         7,307,545  1.86%
               Operates sea freight, land and rail
               transportation businesses and
               warehousing and distribution
               facilities.
               (Cost $1,755,546)

                                                                 Percent
         No. of                                                  of Net
         Shares               Security                 Value     Assets
         ---------------------------------------------------------------
         INDUSTRIAL GOODS & SERVICES -- (CONTINUED)

           5,429  LEICA GEOSYSTEMS AG
                  REGISTERED SHARES                 $  1,979,036  0.50%
                  Manufactures surveying and
                  mapping equipment.
                  (Cost $1,630,034)

           6,398  SGS SOCIETE GENERALE DE
                  SURVEILLANCE HOLDING SA
                  REGISTERED SHARES                    4,397,345  1.12%
                  Provides a variety of industrial
                  inspection, analysis, testing and
                  verification services worldwide.
                  (Cost $1,657,511)

           8,496  SIG HOLDING AG
                  REGISTERED SHARES                    1,924,880  0.49%
                  Manufactures packaging machinery
                  through subsidiaries. Produces
                  beverage bottling machines,
                  beverage cartons, and filling
                  machines.
                  (Cost $1,838,620)

          11,216  SULZER AG
                  REGISTERED SHARES                    4,631,382  1.18%
                  Manufactures and sells industrial
                  equipment, machinery, and medical
                  devices.
                  (Cost $3,694,119)

         615,035  VON ROLL HOLDING AG/1/
                  BEARER SHARES                        1,113,794  0.28%
                  Manufactures insulation and
                  composite materials and offers
                  waste treatment services.
                  (Cost $904,319)
                                                    ------------  ----
                                                      36,459,093  9.28%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005
             (continued)

                                                                   Percent
       No. of                                                      of Net
       Shares                 Security                   Value     Assets
      --------------------------------------------------------------------
      COMMON STOCKS -- (CONTINUED)

      INSURANCE -- 4.02%

         68,088 SWISS REINSURANCE COMPANY
                REGISTERED SHARES                     $  4,188,068   1.07%
                Second largest reinsurance
                company in the world.
                (Cost $4,038,842)

         67,100 ZURICH FINANCIAL SERVICES AG/2/
                REGISTERED SHARES                       11,564,812   2.95%
                Offers property, accident, health,
                automobile, liability, financial risk
                and life insurance and retirement
                products.
                (Cost $11,734,515)
                                                      ------------  -----
                                                        15,752,880   4.02%
      MEDICAL TECHNOLOGY -- 0.16%

         16,867 PHONAK HOLDING AG
                REGISTERED SHARES                          633,286   0.16%
                Designs and produces wireless
                analog and digital hearing aids,
                transmitters, remote controls,
                microphones and receivers for use
                in wireless communications within
                broadcasting and sports.
                (Cost $143,401)
                                                      ------------  -----
                                                           633,286   0.16%
      PHARMACEUTICALS -- 27.52%

      1,149,000 NOVARTIS AG/2/
                REGISTERED SHARES                       54,754,859  13.96%
                One of the leading manufacturers of
                pharmaceutical and nutrition
                products.
                (Cost $13,461,235)

                                                                 Percent
        No. of                                                   of Net
        Shares               Security                  Value     Assets
        ----------------------------------------------------------------
        PHARMACEUTICALS -- (CONTINUED)

        420,000 ROCHE HOLDING AG/2/
                DIVIDEND RIGHTS CERTIFICATES        $ 53,176,177  13.56%
                Worldwide pharmaceutical
                company.
                (Cost $8,467,363)
                                                    ------------  -----
                                                     107,931,036  27.52%
        RETAILERS -- 1.07%

         24,767 GALENICA HOLDING AG
                REGISTERED SHARES                      4,204,842   1.07%
                Manufactures and distributes
                prescription and over-the-counter
                drugs, toiletries and hygiene
                products.
                (Cost $3,158,881)
                                                    ------------  -----
                                                       4,204,842   1.07%
        TECHNOLOGY -- 4.03%

        110,000 KUDELSKI SA
                BEARER SHARES                          4,027,008   1.03%
                Designs, produces and distributes
                equipment under the 'Nagra' brand
                name for professional data display
                in audio and visual applications.
                (Cost $3,942,851)

        360,898 LOGITECH INTERNATIONAL SA/1,2/
                REGISTERED SHARES                     11,606,430   2.96%
                Manufactures personal computer
                input devices, as well as producing
                trackballs, desktop publishing
                programs and related software.
                (Cost $6,056,742)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005
             (continued)

                                                                  Percent
      No. of                                                      of Net
      Shares                 Security                   Value     Assets
      -------------------------------------------------------------------
      COMMON STOCKS -- (CONTINUED)

      TECHNOLOGY -- (CONTINUED)

       23,813 TEMENOS GROUP AG/1/
              REGISTERED SHARES                      $    149,261  0.04%
              Provides integrated software for the
              banking sector. Develops,
              distributes, implements, and
              supports its process-oriented real-
              time enterprise software designed
              for the management of
              administrative tasks in Europe,
              North America, Asia, and the Middle
              East.
              (Cost $159,743)
                                                     ------------  ----
                                                       15,782,699  4.03%
      UTILITY SUPPLIERS -- 6.51%

          500 AARE-TESSIN AG FUR ELEKTRIZITAT
              REGISTERED SHARES                           846,928  0.22%
              Generates, transmits, and
              distributes electricity in Switzerland
              and neighboring countries. Provides
              environmental technology and
              engineering services.
              (Cost $859,335)

      214,450 BKW FMB ENERGIE AG/2/
              REGISTERED SHARES                        13,433,465  3.42%
              Generates and distributes electricity.
              Produces electricity using nuclear,
              hydroelectric, solar, biomass and
              wind energy.
              (Cost $11,538,699)

        7,000 CENTRALSCHWEIZERISCHE KRAFTWERKE
              BEARER SHARES                             1,106,471  0.28%
              Supplies electric power, operates
              and maintains distribution network
              facilities, constructs and installs
              equipment, and offers consulting
              services to its clients.
              (Cost $1,161,341)

                                                                Percent
         No. of                                                 of Net
         Shares              Security                 Value     Assets
         --------------------------------------------------------------
         UTILITY SUPPLIERS -- (CONTINUED)

         16,556 ELEKTRIZITAETS-GESELLSCHAFT
                LAUFENBURG AG
                REGISTERED SHARES                  $ 10,170,613   2.59%
                Generates and sells electricity.
                Operates nuclear and hydroelectric
                generating plants. Sells excess
                power throughout Europe.
                (Cost $12,296,971)
                                                   ------------ ------
                                                     25,557,477   6.51%
                TOTAL COMMON STOCKS
                (COST $195,471,102)*               $384,705,584  98.07%

                OTHER ASSETS LESS LIABILITIES         7,587,985   1.93%
                                                   ------------ ------
                NET ASSETS                         $392,293,569 100.00%
                                                   ============ ======

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             SCHEDULE OF INVESTMENTS (Unaudited)     June 30, 2005
             (concluded)

                       PORTFOLIO HOLDINGS
                       % OF TOTAL INVESTMENTS
                       Pharmaceuticals              28.06%
                       Banks                        15.14%
                       Food & Beverages             14.67%
                       Industrial Goods & Services   9.48%
                       Chemicals                     6.66%
                       Utility Suppliers             6.64%
                       Cyclical Goods & Services     4.95%
                       Technology                    4.10%
                       Insurance                     4.10%
                       Biotechnology                 2.38%
                       Basic Resources               1.32%
                       Construction                  1.25%
                       Retailers                     1.09%
                       Medical Technology            0.16%
                                                   ------
                                                   100.00%
                                                   ------

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $193,442,449
                   GROSS UNREALIZED DEPRECIATION    (4,207,967)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $189,234,482
                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.
                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)                 June 30, 2005

ASSETS:
   Investments, at value (cost $195,471,102).......................................    $384,705,584
   Cash............................................................................       2,334,327
   Foreign currency (cost $4,544,463)..............................................       4,532,260
   Tax reclaims receivable (cost $1,315,870).......................................       1,220,492
   Prepaid expenses and other......................................................          18,386
                                                                                       ------------
     Total assets................................................................       392,811,049
                                                                                       ------------
LIABILITIES:
   Advisory fees payable (Note 2)..................................................         259,778
   Directors' fees and expenses....................................................          70,607
   Accrued expenses and other......................................................         187,095
                                                                                       ------------
     Total liabilities...........................................................           517,480
                                                                                       ------------
     Net assets..................................................................      $392,293,569
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.................................................................     177,424,554
   Distributable earnings
     Undistributed net investment income..................................   3,270,591
     Accumulated net realized gain from investment and foreign currency transactions.......................................................  22,471,523
     Net unrealized appreciation on investments and foreign currency...... 189,126,901
                                                                           -----------
     Total distributable earnings................................................       214,869,015
                                                                                       ------------
Net assets............................................................................ $392,293,569
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($392,293,569 / 24,451,598 shares outstanding, 50 million shares authorized)....    $      16.04
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.
                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (Unaudited)     For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $986,318)............................. $  5,589,134
   Interest........................................................................       36,895
                                                                                    ------------
     Total income..................................................................    5,626,029
                                                                                    ------------
EXPENSES:
   Investment advisory fees (Note 2)...............................................    1,565,687
   Professional fees...............................................................      143,109
   Directors' fees & expenses......................................................      185,988
   Administration fees.............................................................      162,076
   Custody fees....................................................................       92,743
   Printing and shareholder reports................................................       40,626
   Accounting fees.................................................................       49,740
   Transfer agent fees.............................................................       12,939
   Miscellaneous...................................................................      104,044
                                                                                    ------------
     Total expenses................................................................    2,356,952
                                                                                    ------------
     Net investment income.........................................................    3,269,077
                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
     Investment transactions.......................................................   23,637,159
     Foreign currency transactions.................................................     (317,917)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions.......................................................  (33,949,263)
     Foreign currency translations.................................................   (1,427,332)
                                                                                    ------------
     Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency...  (12,057,353)
                                                                                    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS......................................... $ (8,788,276)
                                                                                    ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.
                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the           For the
                                                                  Six Months Ended    Year Ended
                                                                  June 30, 2005/1/ December 31, 2004
----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment (expenses in excess of) income................... $  3,269,077  $   (285,349)
   Net realized gain (loss) from:
     Investment transactions.......................................   23,637,159    24,407,382
     Foreign currency transactions.................................     (317,917)      800,502
   Net change in unrealized appreciation/depreciation from:
     Investments...................................................  (33,949,263)   31,782,290
     Foreign currency..............................................   (1,427,332)      737,959
                                                                    ------------  ------------
   Net increase (decrease) in net assets from operations...........   (8,788,276)   57,442,784
                                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from foreign
     currency transactions.........................................     (513,484)   (2,309,546)
   In excess of net investment income..............................           --      (285,504)
   Net realized capital gains......................................   (7,562,499)  (19,781,630)
                                                                    ------------  ------------
     Total distributions to stockholders...........................   (8,075,983)  (22,376,680)
                                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
     distributions.................................................    7,643,488            --
   Value of shares repurchased through stock buyback...............           --    (2,537,410)
                                                                    ------------  ------------
   Total increase (decrease) from capital share transactions.......    7,643,488    (2,537,410)
                                                                    ------------  ------------
   Total increase (decrease) in net assets.........................   (9,220,771)   32,528,694
NET ASSETS:
   Beginning of period.............................................  401,514,340   368,985,646
                                                                    ------------  ------------
   End of period (including undistributed net investment income of
     $3,270,591 and $514,998, respectively)........................ $392,293,569  $401,514,340
                                                                    ============  ============

--------------------------------------------------------------------------------
/1/UNAUDITED.
SEE NOTES TO FINANCIAL STATEMENTS.
                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            For the
                                                           Six Months
                                                             Ended                For the Years Ended December 31,
                                                            June 30,   -------------------------------------------------------
                                                            2005/1/       2004       2003       2002        2001       2000
--------------------------------------------------------   ----------  --------   --------   --------   --------     --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period.................  $  16.79   $  15.31   $  11.82   $  13.16   $  17.92     $  17.52
                                                            --------   --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of
    income)...............................................   0.13/2/      (0.01)     (0.01)     (0.02)     (0.03)       --/3/
   Net realized and unrealized gain (loss) on
    investments/4/........................................     (0.51)      2.41       4.24      (0.71)     (4.34)        1.68
                                                            --------   --------   --------   --------   --------     --------
   Total from investment operations.......................     (0.38)      2.40       4.23      (0.73)     (4.37)        1.68
                                                            --------   --------   --------   --------   --------     --------
   Gain from capital share repurchases....................        --       0.02       0.02       0.02       0.06         0.21
   Capital charge resulting from the issuance of fund
    shares................................................     (0.04)        --      (0.06)        --      (0.14)       (0.12)
                                                            --------   --------   --------   --------   --------     --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized
    gains from foreign currency transactions..............     (0.02)     (0.10)     (0.14)     (0.06)        --           --
   Dividends in excess of net investment income...........        --      (0.01)        --      (0.01)        --           --
   Distributions from net realized capital gains..........     (0.31)     (0.83)     (0.56)     (0.56)     (0.31)       (1.37)
                                                            --------   --------   --------   --------   --------     --------
   Total distributions....................................     (0.33)     (0.94)     (0.70)     (0.63)     (0.31)       (1.37)
                                                            --------   --------   --------   --------   --------     --------
   Net asset value at end of period.......................  $  16.04   $  16.79   $  15.31   $  11.82   $  13.16     $  17.92
                                                            ========   ========   ========   ========   ========     ========
   Market value per share at end of period................  $  13.71   $  14.95   $  12.92   $   9.64   $  11.00     $  14.50
                                                            ========   ========   ========   ========   ========     ========
TOTAL INVESTMENT RETURN/5/:
   Based on market value per share........................     (6.13)%    23.65%     41.76%     (4.46)%   (22.10)%      15.06%
   Based on net asset value per share.....................     (2.21)%    17.19%     37.00%     (6.92)%   (24.94)%      12.11%
RATIOS TO AVERAGE NET ASSETS/6/:
   Expenses...............................................      1.18%      1.14%      1.30%      1.31%      1.39%/7/     1.16%
   Net investment income (expenses in excess of
    income)...............................................      1.64%     (0.08)%    (0.07)%    (0.14)%    (0.23)%       0.01%
SUPPLEMENTAL DATA:
   Net assets at end of period (000s).....................  $392,294   $401,514   $368,986   $279,799   $314,436     $415,315
   Average net assets during period (000's)...............  $403,014   $378,205   $306,563   $308,018   $341,806     $422,426
   Stockholders of record/8/..............................       884        926        964      1,001      1,067        1,125
   Portfolio turnover rate................................        22%        41%        89%        83%        32%          25%

--------------------------------------------------------------------------------
/1/UNAUDITED.
/2/CALCULATED USING THE AVERAGE SHARES METHOD.
/3/LESS THAN $.01 PER SHARE.
/4/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/5/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. NOT ANNUALIZED
   FOR PERIODS LESS THAN ONE YEAR.
/6/ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
/7/THE INCREASE IN THE FUND'S EXPENSE RATIO WAS ATTRIBUTABLE TO EXTRAORDINARY
   EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION
   OF DIRECTORS AND THE TERMINATION OF THE MANAGEMENT CONTRACT AND IN
   CONNECTION WITH DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
/8/NOT AUDITED BY DELOITTE & TOUCHE LLP.

SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.
The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On June 30, 2005, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to participate in any changes in their market value.

Although the Fund is entitled to receive amounts equivalent to any dividends paid on securities while they are on loan, these amounts do not receive the favorable tax treatment accorded to dividends received from the company itself. Accordingly, the Fund does not lend securities on the ex-date of the dividend.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. On June 30, 2005, there were no securities on loan.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. For the six months ended June 30, 2005, the Fund paid the Advisor $1,565,867 in investment advisory fees. The Fund paid Hottinger & Cie $46,760 in brokerage commissions for the six months ended June 30, 2005.

The Fund and the Advisor have agreed to share certain common expenses subject to review by the audit committee of the Board. As of June 30, 2005, the Fund and the Advisor each paid half of $10,676 of expenses incurred in connection with publicizing the Fund.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly.

Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund, its Advisor, or Citigroup, approximately $16,400 per annum in compensation, except for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $18,000. In addition, the Fund pays each disinterested director $750 for each Board meeting attended and $750 for each committee meeting attended, if it

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is held separately. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 119,031 of the 24,451,598 shares outstanding on June 30, 2005. Transactions in capital shares were as follows:

                          For the Six Months      For the Year Ended
                          Ended June 30, 2005      December 31, 2004
                          -------------------    -------------------
                           Shares      Amount    Shares       Amount
                           ------      ------   ------       ------
             Dividends
              Reinvested  542,380  $7,643,488       --  $        --
             Repurchased       --          -- (189,100)  (2,537,410)
                          -------  ---------- --------  -----------
             Net increase
              (decrease)  542,380  $7,643,488 (189,100) $(2,537,410)
                          =======  ========== ========  ===========

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                      2004
                                                      ----
                      Ordinary income         $  1,758,691
                      Long-term capital gains    6,306,041
                      Unrealized appreciation  223,668,542

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2005, were $86,508,191 and $100,327,982, respectively.

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and without realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 250,000 shares in 2005. During the six months ended June 30, 2005, there were no shares repurchased and retired by the Fund.

NOTE 7--PROXY VOTING GUIDELINES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov.

NOTE 8--AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9--ADVISORY AGREEMENT APPROVAL
At the March 17, 2005 meeting of the Board, the Board, including the Independent Directors, considered the approval of the Investment Advisory Agreement (the "Advisory Agreement") with the Advisor. In evaluating the Advisory Agreement, the Board considered the following information: (1) the Fund's performance, (2) the Fund's expenses (including the fees paid to the Advisor for its services), (3) the nature, extent and quality of the services the Advisor provided to the Fund, (4) the financial position and profitability of the Advisor, (5) the extent to which any economies of scale are realized as the Fund grows and whether the fee level reflects these economies of scale for the benefit of the Fund's investors, and (6) other benefits that the Advisor or its parent derived from managing

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

the Fund. The Advisory Agreement was approved by stockholders of the Fund at the annual meeting held on May 26, 2005.

The Board discussed the Fund's performance and expenses. The Independent Directors reviewed the Fund's investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs since the Fund's portfolio securities and cash were denominated in Swiss francs and since, as a matter of policy, the Fund did not hedge its currency exposure. Based on this determination, the Independent Directors compared the Fund's one and three year investment performance, as well as its longer term performance, with the performance of the Swiss Performance Index
(SPI), the performance of the Swiss iShares traded on the New York Stock Exchange, and the performance of a peer group of equity investment funds of comparable or larger size that were managed by Swiss advisers with publicly available performance information. The Independent Directors, in comparing the Fund's performance with the performance of the SPI, took into consideration the fact that, unlike the Fund, the performance of the SPI did not include the impact of any expenses. The Independent Directors concluded that the Fund's one-year (ended December 31, 2004), three-year and longer-term returns had outperformed all of the above comparisons.

The Board also discussed the difference in the management fee charged to the Fund and the fee charged to other U.S. regulated closed-end European country funds as well as a peer group of similar equity funds actively managed by other Swiss advisers. The Board noted the Advisor's fees were the lowest in each group even after combining them with the 7 basis point administration fees paid to a third party administrator to the Fund. The Independent Directors also determined that the combined investment advisory fee and administration fee was also lower than the fees the Advisor's parent charged to its private advisory clients and to a Luxembourg fund it managed with comparable portfolios. The Independent Directors separately considered the fees charged by the Advisor, including the breakpoints at various asset levels, noting that the breakpoints (which were voluntarily adjusted by the Advisor in 1995 to benefit the Fund) allowed the Fund to share in economies of scale with its growth in assets.

The Board then reviewed the Advisor's financial condition concluding that although the advisory fees comprised the bulk of its income, its financial condition was sound. The Board then considered information provided by the Advisor regarding its profitability with respect to the Fund and noted that its profitability was reasonable for the services it provided. The Board also considered other benefits that the Advisor and its parent derived from their relationship with the Fund, including (1) limited brokerage commissions from executing Fund transactions, (2) the marketing value of the Fund's performance in attracting other clients, and (3) the cost benefits to the Advisor of soft dollar research and portfolio and financial information services. Based on this review, the Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

The Board then evaluated (1) the nature of the investment product, (2) the creativity of the Advisor in developing the Fund's investment strategies and the complexity of the Fund's securities market, (3) the highly professional services provided by the Advisor to the Fund, (4) the qualifications and number of Advisor personnel and the continuity of its personnel over time, and (5) the availability of company research and market and financial information from the Advisor's parent in Switzerland and determined that these were all desirable factors.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards for its consideration of the Advisory Agreement. While the Independent Directors did not identify any single factor as controlling, the Independent Directors, after considering all the factors, concluded that the approval of the Advisory Agreement was reasonable, fair and in the best interests of the Fund and its shareholders.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
PROXY RESULTS (Unaudited)

At the Annual Meeting of Stockholders, held on May 26, 2005 shares were voted as follows on the two proposals presented to the Stockholders:

1. To elect three Class II Directors to serve for a three year term and until their successors are duly elected and qualified.

                                                      Authority
                                                  For  Withheld
                                                  --- ---------
                 Paul R. Brenner, Esq.     19,988,873  656,585
                 Didier Pineau-Valencienne 19,935,782  709,676
                 Samuel B. Witt, Esq.      19,970,975  674,483

2. To approve the Investment Advisory Agreement between The Swiss Helvetia Fund, Inc. and Hottinger Capital Corp.

                                 For   Against Abstain
                                 ---   ------- -------
                          19,829,399   621,653 194,403

--------------------------------------------------------------------------------
PRIVACY POLICY (Unaudited)

The Swiss Helvetia Fund, Inc. believes that the privacy of its stockholders is extremely important. We are firmly committed to protecting any personal and financial information you provide to us. When you provide us personal information, we use it only to develop and deliver products and services that you request. For example, we may disclose information to affiliates and service providers who work with us. We will also use or disclose your personal information if required by or in conformity with legal or regulatory requirements. We require our officers, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public personal information. Otherwise, we do not disclose any information about current or former stockholders.

LIMITS OF USE OF PERSONAL INFORMATION
We limit the use, collection and retention of stockholder information to what we believe is necessary to provide personal financial service and related products. We collect information about our stockholders from sources such as applications and other required forms as well as from account and website and other communications. Access to this information is limited to only those people who require that information to service your account.

ACCURACY OF PERSONAL INFORMATION
We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Fund at 1-888-794-7700.

CHANGES TO OUR POLICIES
If you have any questions about our privacy policy, please contact Mr. Rudolf Millisits at 1-888-794-7700. We may, in our discretion, change this Privacy Policy at any time. If we make material changes we will provide you with notice of these changes.

Sincerely,
The Swiss Helvetia Fund, Inc.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (Unaudited)

THE PLAN
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:
   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

HOW DO I ENROLL IN THE PLAN?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

HOW DOES THE PLAN WORK?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset val-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (Unaudited) (concluded)

ue, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION OR DIVIDEND BE REINVESTED?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

HOW CAN I SELL MY SHARES?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

DOES PARTICIPATION IN THE PLAN CHANGE THE TAX STATUS OF MY DISTRIBUTIONS OR DIVIDENDS?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

CAN I GET CERTIFICATES FOR THE SHARES IN THE PLAN?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?
Contact your broker, or contact AST as follows:

   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560

   Through the Internet:
     www.amstock.com

   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                            A SWISS                        THE SWISS
                          INVESTMENTS                 -------------------
                              FUND                         HELVETIA
                                                      -------------------
                                                           FUND, INC.
                                                      -------------------
                                                          www.swz.com








        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas                    SEMI-ANNUAL REPORT
                  Suite 400                             FOR THE
             New York, NY 10020                         PERIOD ENDED
               1-888-SWISS-00                           JUNE 30, 2005
               (212) 332-2760
                 www.swz.com




ITEM 2. CODE OF ETHICS
Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
At the December 7, 2004 meeting of the Registrant's Board of Directors (the "Board"), the Board approved the purchase of 250,000 shares of the Fund by Hottinger Capital Corp., the Fund's investment adviser. The approved purchase plan, announced to the public in a press release on December 23, 2004, expires on December 31, 2005. For the period January 1, 2005 through June 30, 2005, there were no shares purchased.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        THE SWISS HELVETIA FUND, INC.


By       /s/ Rodolphe E. Hottinger
         ---------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date     August 18, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By       /s/ Rodolphe E. Hottinger
         -----------------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date     August 18, 2005
         -----------------------------------


By       /s/ Rudolf Millisits
         -----------------------------------
         Rudolf Millisits, Chief Financial Officer

Date     August 23, 2005
         -----------------------------------